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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2006

                     GREAT WESTERN LAND AND RECREATION, INC.
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             (Exact name of registrant as specified in its charter)

             NEVADA                     0-18808                13-3530765
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)               File No.)                 ID No.)

   7373 N. Scottsdale Road, Suite C140, Scottsdale, Arizona        85253
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          (Address of principal executive office)                (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 8.01.    OTHER EVENTS

Attached to this Current Report as Exhibit 99 is a copy of a news release for Great Western Land and Recreation, Inc. dated May 18, 2006 titled "Great Western Land and Recreation Reports FY 2006 Second Quarter and Six Month Results."

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
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99.1          News release for Great Western Land and Recreation, Inc. dated
              May 18, 2006 titled "Great Western Land and Recreation Reports
              FY 2006 Second Quarter and Six Month Results."

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2006                             GREAT WESTERN LAND AND RECREATION, INC.


                                         By:  /s/ Jay N. Torok
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                                              Chairman of the Board of Directors